SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under Rule 14a-12

PROFESSIONALLY MANAGED PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total Fee Paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

BALTER LONG/SHORT EQUITY FUND
A Series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-8LIQ-ALT (1-855-854-7258)

Dear Shareholder:

Please take a moment to read this proxy statement about an important matter pertaining to your investment.  Balter Liquid Alternatives, LLC (“Balter” or the “Adviser”) has served as the investment adviser to the Balter Long/Short Equity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), since its inception.

The Adviser currently operates under a manager of managers structure wherein the Adviser identifies and recommends to the Board of  Trustees of the Trust (the “Board”)  sub-advisers to assist in the management of the Fund, evaluates sub-advisers, allocates Fund assets to sub-advisers and makes recommendations about the termination or replacement of sub-advisers.  The Fund currently has two sub-advisers, Apis Capital Advisors, LLC and Midwood Capital Management LLC. The Adviser has recommended to the Board the addition of two new sub-advisers to assist in the management of the Fund.  The Board has approved the addition of these sub-advisers, subject to the approval by shareholders.  Accordingly, this meeting has been called for the purpose of asking shareholders of the Fund to (1) approve the investment sub-advisory agreement between the Adviser and Madison Street Partners, LLC (“Madison Street”) and (2) approve the investment sub-advisory agreement between the Adviser and Millrace Asset Group, Inc. (“Millrace”).

I am writing to ask for your prompt vote for the approval of the new investment sub-advisory agreements between Balter and Madison Street and Balter and Millrace.  The new investment sub-advisory agreements will not result in any change in the Fund’s advisory fee, expenses or its investment strategies.  With the addition of these new sub-advisers, the Adviser believes the shareholders will benefit from the added resources, and increased depth of investment management expertise.  This proxy statement contains information about the proposals to approve the new investment sub-advisory agreements.  You should review this information carefully before voting on these proposals.

The proposals have been carefully reviewed by the Board.  The Board unanimously recommends that you vote FOR the proposals.  It is very important that we receive your vote before April 11, 2014.  I appreciate your participation and prompt response in this matter.

Sincerely,
Brad R. Balter
CEO of Balter Liquid Alternatives, LLC

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it back to us.

Important information to help you understand and vote on the proposals:

Please read the full text of the proxy statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve the addition of two new sub-advisers for the Fund to co-manage, along with the two existing sub-advisers, the Balter Long/Short Equity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”).  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board”) held on February 17-18, 2014, the Board, which is comprised entirely of Trustees who are not “interested persons” as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), upon the recommendation of the Adviser, approved the engagement of two new sub-advisers to assist with the management of the Fund.  In approving the engagement of the new sub-advisers, the Board approved (1) the investment sub-advisory agreement between the Adviser and Madison Street Partners, LLC (“Madison Street”), and (2) the investment sub-advisory agreement between the Adviser and Millrace Asset Group, Inc. (“Millrace”) (each a “New Sub-Advisory Agreement” and together, the “New Sub-Advisory Agreements”), subject to the approval of the New Sub-Advisory Agreements by shareholders of the Fund at a special meeting to be called for the purpose of voting on these proposals.

What am I being asked to vote on?

The Fund needs shareholder approval of the New Sub-Advisory Agreements in order for Balter to add Madison Street and Millrace as sub-advisers to the Fund.  You are being asked to vote to approve separately each New Sub-Advisory Agreement between Balter and each of the new sub-advisers.

If Fund shareholders do not approve a New Sub-Advisory Agreement with respect to Madison Street and/or Millrace, Madison Street and/or Millrace will not become a sub-adviser for the Fund and the Board will have to consider other alternatives for the Fund.

How will my approval of the proposal affect the management and operation of the Fund?

The Fund’s investment strategies will not change as a result of the New Sub-Advisory Agreements.  In presenting the recommendation to the Board to add Madison Street and Millrace as New Sub-Advisers, the Adviser stated that it believed that the addition of Madison Street and Millrace is expected to benefit shareholders through the added resources and increased depth of investment management expertise they are expected to provide.

How will my approval of the proposal affect the expenses of the Fund?

The proposed approval of the New Sub-Advisory Agreements with Madison Street and Millrace will not result in an increase in the advisory fee paid by the Fund or in the Fund’s total expenses.  Madison Street and Millrace will each be compensated from the fee that Balter receives from the Fund.

What are the primary reasons for the selection of Madison Street as a new sub-adviser of the Fund?

The Adviser believes that shareholders of the Fund will benefit from the added resources and increased depth of investment management expertise that Madison Street will bring to the Fund.  The Board weighed a number of factors in reaching its decision to approve Madison Street as an investment sub-adviser for the Fund.  The Board considered the proposed sub-advisory agreement and whether the agreement was in the best interest of the Fund.  The Board noted that Madison Street’s fees would be paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of Madison Street.  The Board considered the scope and quality of services to be provided by Madison Street, including the fact that Madison Street pays the costs of all necessary investment and management facilities necessary for the efficient conduct of its services.  The Board also considered the qualifications and experience of the portfolio managers that would be responsible for managing Madison Street’s portion of the Fund.  The Board further considered comparative fees and performance data of other comparable portfolios managed by Madison Street.  Based on these considerations, the Board was satisfied, with respect to Madison Street and the Fund that (1) the Fund was reasonably likely to benefit from the nature, quality and extent of Madison Street’s services and (2) Madison Street’s proposed compensation is fair and reasonable.

Q&A	1

What are the primary reasons for the selection of Millrace as a new sub-adviser of the Fund?

The Adviser believes that shareholders of the Fund will benefit from the added resources and increased depth of investment management expertise that Millrace will bring to the Fund.  The Board weighed a number of factors in reaching its decision to approve Millrace as an investment sub-adviser for the Fund.  The Board considered the sub-advisory agreement and whether the agreement was in the best interest of the Fund.  The Board noted that Millrace’s fees would be paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of Millrace.  The Board considered the scope and quality of services to be provided by Millrace, including the fact that Millrace pays the costs of all necessary investment and management facilities necessary for the efficient conduct of its services.  The Board also considered the qualifications and experience of the portfolio managers responsible for managing Millrace’s portion of the Fund.  The Board further considered comparative fees and performance data of other comparable portfolios managed by Millrace.  Based on these considerations, the Board was satisfied, with respect to Millrace and the Fund that (1) the Fund was reasonably likely to benefit from the nature, quality and extent of Millrace’s services and (2) Millrace’s proposed compensation is fair and reasonable.

Are there any material differences between previously approved investment sub-advisory agreements with respect to the Fund and the proposed New Sub-Advisory Agreements?

No.  There are no material differences between the proposed New Sub-Advisory Agreements and the previously approved investment sub-advisory agreements that currently exist between Balter and Apis Capital Advisors, LLC and between Balter and Midwood Capital Management LLC.

Has the Board approved the proposals?

Yes.  The Board has unanimously approved each proposal set forth herein, and recommends that shareholders also vote to approve each proposal.

Who is paying for this proxy vote and for the other expenses and solicitation costs associated with this shareholder meeting?

The expenses incurred in connection with preparing the proxy statement and its enclosures, and all related legal and solicitation expenses, will be paid by Balter.

Who is eligible to vote?
Shareholders of record of the Fund as of the close of business on March 24, 2014 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

Q&A	2

How is a quorum for the Special Meeting established?

The presence of 40% of the outstanding shares entitled to vote of the Fund constitutes a quorum for the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.

What vote is required to approve the proposal?

Approval of the New Sub-Advisory Agreements requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Who is AST Fund Solutions?
AST Fund Solutions is a third party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes.  In order to hold a shareholder meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

How do I vote my shares?

You may vote online or by telephone using the information provided on your proxy card.  You may also vote by mail using the enclosed postage-paid envelope to return your proxy card.
Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date, or (3) by attending the Special Meeting and voting in person.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Q&A	3

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please review the enclosed materials and vote online, by phone or by signing and returning your proxy card in the enclosed postage-paid envelope.

Q&A	4

BALTER LONG/SHORT EQUITY FUND

A Series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-8LIQ-ALT (1-855-854-7258)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the Balter Long/Short Equity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), will be held at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741, on April 11, 2014, at 9:00 a.m., Pacific Time.

The purpose of the Special Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	To approve an Investment Sub-Advisory Agreement between Balter Liquid Alternatives, LLC and Madison Street Partners, LLC on behalf of the Fund.

2.	To approve an Investment Sub-Advisory Agreement between Balter Liquid Alternatives, LLC and Millrace Asset Group, Inc. on behalf of the Fund.

The Trust’s Board of Trustees has fixed the close of business on March 24, 2014 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

Elaine E. Richards, Secretary

March 31, 2014

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found on the enclosed proxy card or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF THE

BALTER LONG/SHORT EQUITY FUND
A Series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-854-7258

TO BE HELD ON APRIL  11 , 2014

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Professionally Managed Portfolios (the “Trust”) and its series, Balter Long/Short Equity Fund (the “Fund”), and at any adjournments thereof (the “Special Meeting”), to be held on April 11, 2014 at 9:00 a.m., Pacific Time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California 91741.

Shareholders of record at the close of business on the record date, established as March 24, 2014 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This Proxy Statement is expected to be mailed to shareholders on or about March 31, 2014.  The Special Meeting is being held to vote on the following proposals and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL 1.	To approve an Investment Sub-Advisory Agreement between Balter Liquid Alternatives, LLC and Madison Street Partners, LLC (“Madison Street”) on behalf of the Fund.

PROPOSAL 2.	To approve an Investment Sub-Advisory Agreement between Balter Liquid Alternatives, LLC and Millrace Asset Group, Inc. (“Millrace”) on behalf of the Fund.

Shareholders of the Fund are being asked to separately approve each new investment sub-advisory agreement.  Together, Madison Street and Millrace are referred to as the “New Sub-Advisers” in this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on April 11, 2014:

To obtain directions to attend the Special Meeting, please call 1-800-591-6309.  The Fund recently commenced operations and therefore does not have an annual or semi-annual report available at this time.  Call 1-855-854-7258, visit the Fund’s website at www.balterliquidalts.com or write to the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 for more information about the Fund.

Proxy Statement	1

Background

The investment advisory services provided by Balter Liquid Alternatives, LLC (“Balter” or the “Adviser”) are carried out under a manager of managers structure.

The Adviser has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Board, (1) sets the Fund’s overall investment strategies, (2) recommends the addition of new sub-advisers and (3) monitors and oversees the sub-advisers and recommends their termination and replacement.  In addition, the Adviser, when appropriate, allocates and reallocates the Fund’s assets among the sub-advisers, monitors and evaluates the compliance by the sub-advisers with the investment objectives, policies and restrictions of the Fund.

The Adviser has recommended to the Board the addition of two new sub-advisers to assist in the management of the Fund because the Adviser believes that shareholders of the Fund will benefit from the added resources and increased depth of investment management expertise that both sub-advisers will bring to the Fund.  At a meeting of the Board held on February 17-18, 2014, the Board, including a majority of Trustees who are not “interested persons” as that term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), upon the recommendation of the Adviser, voted unanimously to approve the two proposed new investment sub-advisory agreements (the “New Sub-Advisory Agreements”); the first between Balter and Madison Street and the second between Balter and Millrace.  The Board also voted unanimously to recommend that shareholders approve the New Sub-Advisory Agreements.  The terms of the New Sub-Advisory Agreements are substantially similar to the terms of the previously approved sub-advisory agreements between Balter and Apis Capital Advisors, LLC (“Apis”) and between Balter and Midwood Capital Management LLC (“Midwood,” together with Apis, the “Current Sub-Advisers”).  The Adviser intends to allocate the Fund’s existing cash balance and, for a period of time, a substantial portion of any new cash inflows into the Fund to the two new sub-advisers.

The Trust and the Adviser, on behalf of the Fund, have applied for an exemptive order (the “Order”) from the Securities and Exchange Commission (the “SEC”) which, if granted, would permit the Adviser, subject to certain conditions, to recommend new sub-advisers to the Board for their approval but without obtaining shareholder approval.  The Order has not yet been granted and there is no guarantee that the Order will be granted. Accordingly, at this time, the Fund needs shareholder approval to allow Madison Street and Millrace to be added as investment sub-advisers.  If the Fund’s shareholders do not approve Madison Street and Millrace as investment sub-advisers for the Fund, then Madison Street and Millrace will not become sub-advisers to the Fund and the Board will consider other alternatives for the Fund.

Information about Madison Street

Founded in 2004, Madison Street, 3200 Cherry Creek South Drive, Suite 360, Denver, Colorado 80209, is an investment manager based in Denver, Colorado and registered as an investment adviser with the SEC in 2005.  Madison Street is controlled by Steve Owsley, who owns more than 70% of the firm’s equity.  Madison Street will invest its allocated portion of the Fund by employing a disciplined value oriented long/short portfolio strategy that attempts to uncover mispriced securities primarily within, but not limited to, the small and mid-capitalization segments of the equity market.  Madison Street typically uses a bottom up method by analyzing both the fundamental and technical data surrounding a particular stock.

The following table sets forth the name, position and principal occupation of each director and principal officer of Madison Street as of December 31, 2013.  Each individual’s address is c/o Madison Street, 3200 Cherry Creek South Drive, Suite 360, Denver, Colorado 80209.

Proxy Statement	2

Name	Position/Principal Occupation
Steven C. Owsley	Managing Member
Drew M. Hayworth	Managing Member
Chris Rule Estate	Member
Fisher Capital	Member
John Elway	Member
George A. Johnson	Chief Operating Officer
Frederic W. Duboc	Chief Compliance Officer

Steven C. Owsley and Drew M. Hayworth, co-founders of Madison Street, have been managers and members of Madison Street since its founding in January 2004.  They will both serve as portfolio managers of Madison Street’s allocated portion of the Fund.  For its services as a sub-adviser, Madison Street will receive a fee at the annual rate of 1.00% of the average daily net assets managed by Madison Street.  The sub-advisory fee will be paid by the Adviser from its advisory fee.

Madison Street does not provide management services to any other registered investment company; however it does manage a separate private fund with an investment objective similar to that of the Fund.  Information with respect to the assets of and management fees payable to Madison Street by that private fund is set forth below:

Name of Fund	Total Net Assets managed by Madison Street at December 31, 2013	Annual Management Fee as a % of Average Daily Net Assets
Madison Street Fund, L.P.	$39,000,000	1.5%
Madison Street QP Fund L.P.	$35,000,000	1.5%
Madison Street Master Fund, Ltd.	$23,000,000	1.5%
Managed Account	$8,000,000	1.5%

Information about Millrace

Founded in 2001, Millrace, 1205 Westlakes Drive, Suite 375, Berwyn, Pennsylvania 19312, is an investment manager based in Pennsylvania and registered as an investment adviser with the SEC in 2010.  Millrace is controlled by William Kitchel, III and Whitney Maroney, who each own 50% of the firm’s equity.  Millrace will invest its allocated portion of the Fund in the small and mid-capitalization sectors utilizing intensive fundamental, bottom-up, research-driven analysis to identify what it believes to be compelling long and short opportunities.  Millrace attempts to optimize potential returns and to preserve capital in difficult markets.

The following table sets forth the name, position and principal occupation of each director and principal officer of Millrace as of December 31, 2013.  Each individual’s address is c/o Millrace, 1205 Westlakes Drive, Suite 375, Berwyn, Pennsylvania 19312.

Name	Position/Principal Occupation
William L. Kitchel, III	President
Whitney M. Maroney	Secretary/Treasurer
Daniel J. Hammond	CFO/CCO

William L. Kitchel, III and Whitney M. Maroney are co-founders of Millrace and have been portfolio managers and analyst since its founding in 2001.  Mr. Kitchel and Mr. Maroney will serve as co-portfolio managers of Millrace’s allocated portion of the Fund.  For its services as sub-adviser, Millrace will receive a fee at the annual rate of 1.00% of the average daily net assets managed by Millrace.  The sub-advisory fee will be paid by the Adviser from its advisory fee.

Proxy Statement	3

Millrace currently provides sub-advisory services to two registered investment companies with similar investment objectives to that of the Fund.  It also manages a separate private fund with an investment objective similar to that of the Fund.  Information with respect to the assets of and management fees payable to Millrace by the funds is set forth below:

Name of Fund	Total Net Assets managed by Millrace at December 31, 2013	Annual Management Fee as a % of Average Daily Net Assets
Van Eck Multi-Manager Alternatives Fund	$3,663,000	1.0%
Van Eck VIP Multi-Manager Alternatives Fund	$1,072,000	1.0%
Millrace Fund, L.P.	$89,000,000	1.0% - 1.5%

Proposed Sub-Advisory Agreements with Madison Street and Millrace

The following discussion is a description of the material terms of the New Sub-Advisory Agreement for Madison Street (the “Madison Street Sub-Advisory Agreement”) and the New Sub-Advisory Agreement for Millrace (the “Millrace Sub-Advisory Agreement”), the terms of which are substantially similar.  This description is qualified in its entirety by reference to the form of the Madison Street Sub-Advisory Agreement contained in Exhibit A to this Proxy Statement and the form of the Millrace Sub-Advisory Agreement contained in Exhibit B to this Proxy Statement.

The Madison Street Sub-Advisory Agreement and Millrace Sub-Advisory Agreement are substantially similar to each other and to the Current Sub-Advisers’ sub-advisory agreement.  Each of the New Sub-Advisory Agreements provide that, subject to the supervision and approval of the Adviser and the Board, Madison Street and Millrace will individually provide investment management to the portion of the Fund’s assets which may be assigned to each New Sub-Adviser from time to time by the Adviser.  Madison Street and Millrace will, among other duties, each obtain and provide investment research and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets allocated to it, including the placing of portfolio transactions for execution with brokers.  Madison Street and Millrace also will each perform limited non-management services in connection with the management of its allocated portion of the Fund’s assets.  The New Sub-Advisory Agreements provide that neither Madison Street nor Millrace will be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Madison Street’s or Millrace’s duties, or by reason of Madison Street’s or Millrace’s reckless disregard of its obligations and duties, under their respective sub-advisory agreements.

Both Madison Street and Millrace will be compensated 1.00% of average daily net assets from the fee that the Adviser receives from the Fund.  This fee is the same fee that each of the existing sub-advisers are paid by the Adviser.  There will be no increase in the advisory fee paid by the Fund to the Adviser as a consequence of the addition of Madison Street and Millrace or the implementation of the Madison Street Sub-Advisory Agreement or the Millrace Sub-Advisory Agreement.  Madison Street and Millrace each generally will bear all expenses in connection with the performance of its services under the New Sub-Advisory Agreements.  All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund.

In accordance with the Madison Street Sub-Advisory Agreement and the Millrace Sub-Advisory Agreement and procedures adopted by the Board, Madison Street and Millrace may each effect Fund portfolio transactions through a broker affiliated with itself, the Fund or the Adviser, and the affiliated broker may receive brokerage commissions in connection therewith as permitted by applicable law.

Proxy Statement	4

The Madison Street Sub-Advisory Agreement and the Millrace Sub-Advisory Agreement are each subject to separate annual approvals by the Board, including a majority of the Independent Trustees.  The Madison Street Sub-Advisory Agreement and the Millrace Sub-Advisory Agreement are each terminable without penalty by:  (1) by the Trust on behalf of the Fund at any time without payment of any penalty, (2) by the Board of Trustees of the Trust, by the Adviser, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, (3) upon 60 days’ written notice to either New Sub-Adviser, and (4) by either New Sub-Adviser upon 60 days’ written notice to the Fund and the Adviser.  In addition, each New Sub-Advisory Agreement provides that it will terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act or if the Investment Advisory Agreement between Balter and the Trust on behalf of the Fund terminates for any reason.

Considerations of the Board

In reaching its decision to recommend the approval of the New Sub-Advisory Agreements, the Board, including each of the Independent Trustees, met in person at a meeting held on February 17-18, 2014, during which the Board reviewed materials related to both Madison Street and Millrace.  In the course of their review, the Trustees considered the overall fairness of each Sub-Advisory Agreement and whether the agreement was in the best interest of the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the nature, quality and extent of the services provided or to be provided by each of Madison Street and Millrace to the Fund; (2) the investment performance of products using similar investment strategies by which Madison Street and Millrace expect to manage their respective allocated portions of the Fund’s assets; (3) the costs of the services to be provided and profits to be realized by each of Madison Street and Millrace and their affiliates from Madison Street’s and Millrace’s relationship with the Fund; (4) the extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale for the benefit of Fund investors; and (5) comparative services rendered and comparative advisory and sub-advisory fee rates.  In addition to the foregoing factors, the Board also discussed whether there were other benefits received by the Adviser, Madison Street, Millrace, or their affiliates, from Madison Street’s and Millrace’s relationships with the Fund.  The Board concluded that any fall-out benefits to the Adviser resulting from the engagement of the New Sub-Advisers were such that they did not impact the Board’s conclusion that the proposed sub-advisory fees were reasonable.

The Trustees considered the nature, extent and quality of services that will be provided by Madison Street and Millrace to the Fund and the amount of time devoted to the Fund’s affairs by both Madison Street’s and Millrace’s staff.  The Trustees considered the investment strategies implemented by Madison Street and Millrace, as well as the qualifications, experience and responsibilities of each New Sub-Adviser’s portfolio managers.  The Trustees reviewed information provided by both Madison Street and Millrace in their due diligence summaries, including the structure of each New Sub-Adviser’s compliance program, and a summary detailing the key features of the compliance policies and procedures. The Trustees concluded that both Madison Street and Millrace had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Sub-Advisory Agreements and that the nature, overall quality and extent of the management services provided to the Fund, as well as each of the New Sub-Advisers’ compliance policies and procedures, were satisfactory and reliable.

The Board noted that Madison Street’s and Millrace’s fees would each be paid entirely by the Adviser so that no additional expenses would be borne by shareholders for the engagement of either New Sub-Adviser.  The Board considered the scope and quality of services to be provided by the New Sub-Advisers, including the fact that the New Sub-Advisers pay the costs of all necessary investment and management facilities necessary for the efficient conduct of their services.  The Board also considered comparative fees and performance data of other comparable portfolios managed by the New Sub-Advisers.  Based on these considerations, the Board was satisfied, with respect to both Madison Street and Millrace and the Fund that (1) the Fund was reasonably likely to benefit from the nature, quality and extent of each of the New Sub-Advisers’ services and (2) each of the New Sub-Advisers’ compensation is fair and reasonable.

Proxy Statement	5

In considering the New Sub-Advisory Agreements, no single factor was determinative of the Board’s decision to approve the New Sub-Advisory Agreements; rather, the Board based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the sub-advisory arrangements with Madison Street and Millrace, including sub-advisory fees, were fair and reasonable to the Fund.  The Board therefore determined that the approval of the New Sub-Advisory Agreements was in the best interests of the Fund and its shareholders.

Votes Required

Approval of the proposal to approve the New Sub-Advisory Agreements in order to add Madison Street and Millrace New Sub-Advisers for the Fund requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Sub-Advisory Agreements.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to Elaine E. Richards, Secretary, Professionally Managed Portfolios, c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Proxy Statement	6

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of Balter

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of Balter or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting.  As of that date, each class of the Fund’s shares had the following outstanding:

Investor Class	Institutional Class
0	10,229,648.484

Management Ownership.  As of the Record Date, to the best of the knowledge of the Trust, no trustee of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser, U.S. Bancorp, the parent company of the distributor, or any of their respective affiliates.

Control Persons and Principal Shareholders.  A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of the Record Date, March 24, 2014, the following shareholder is known by the Fund to be a control person or principal shareholder of the Fund:

Institutional Class
Name and Address	Shares	% Ownership	Type of Ownership
Laramide LLC 14000 Quail Springs Pkwy Ste. 2200 Oklahoma City, OK 73134-2617	10,000,000.000	97.76%	Beneficial

As of the Record Date, there were no shareholders invested in the Investor Class of Shares.

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares.”  The Fund does not execute portfolio transactions through affiliated brokers.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about March 31, 2014.  Supplementary solicitations may be made by mail, telephone, electronic means or personal interview by representatives of the Fund.

Proxy Statement	7

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Elaine E. Richards, Secretary, Professionally Managed Portfolios, c/o U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

The Fund will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Sub-Advisory Agreements, which means they will have the effect of a vote against the proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Sub-Advisory Agreements, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is 40% of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Fund at the close of business on March 24, 2014 will be entitled to vote at the Special Meeting.  Other than any principal shareholders disclosed above, to the knowledge of the Fund no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of March 24, 2014.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily through the Internet, but also may include mail and telephone solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Trust officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

Proxy Statement	8

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by Balter.

Service Providers

The Fund’s investment adviser is Balter Liquid Alternatives, LLC, located at 125 High Street, Oliver Street Tower, Suite 802, Boston, MA. 02110.  One of the Fund’s current sub-advisers is Apis Capital Advisers, LLC, 90 Park Avenue, 18th Floor, New York, NY 10016.  Another one of the Fund’s current sub-advisers is Midwood Capital Management LLC, 20 Custom House Street, Suite 610, Boston, Massachusetts 02110.  The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  U.S. Bank N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s Custodian.  Quasar Distributors, LLC located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s principal underwriter.

Principal Executive Officers and Trustees of the Trust

The following table provides the name, address and principal occupation of the principal executive officers and trustees of the Trust.  The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address and Age	Positions with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term; Since May 1991.	Formerly, President, Talon Industries, Inc. (business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	1	Director, PNC Fund, Inc.
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Adviser); formerly, Senior Vice President, Norton Simon, Inc.	1	The Dana Foundation; The University of Virginia Law School Foundation.

Proxy Statement	9

Name, Address and Age	Positions with the Trust(1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Eric W. Falkeis (3) (born 1973) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since September 2011.	President and Chief Operating Officer, Direxion Fund since 2013; formerly, Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC since 1997.	1	None
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term; Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	1	Independent Trustee, The Managers Fund; Trustee, Managers AMG Fund, Aston Fund; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.
Officers of the Trust
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Secretary	Indefinite Term; Since March 2013. Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007.	Not Applicable.	Not Applicable.
Eric C. VanAndel (born 1975) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since April 2013.	Vice President, U.S. Bancorp Fund Services, LLC, since April 2005.	Not Applicable.	Not Applicable.
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011	Senior Vice President and Compliance Officer (and other positions), U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.
(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies to the Fund.  The Fund does not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)
Prior to March 8, 2013, Mr. Falkeis was an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Proxy Statement	10

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-800-591-6309 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Proxy Statement	11

Exhibit A

PROFESSIONALLY MANAGED PORTFOLIOS

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the   day of   2014, by and among Madison Street Partners, LLC, a Delaware limited liability company located at 3200 Cherry Creek South Drive, Suite 360, Denver, CO 80209 (the “Sub-Adviser”), and Balter Liquid Alternatives, a Delaware limited liability corporation located at 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110 (the “Manager”).

WHEREAS, the Manager and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, Professionally Managed Portfolios, a Massachusetts business trust located at 615 East Michigan Street, Milwaukee, WI  53202 (the “Trust”), is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Manager to perform investment advisory services for that certain fund within the Trust set forth on Schedule A (the “Fund”) under the terms of an investment advisory agreement, dated December 31, 2013, between the Manager and the Trust on behalf of the Funds (the “Management Agreement”); and

WHEREAS, the Manager, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, and the Trust’s Board has approved the retention of the Sub-Adviser, to provide investment advisory services to a portion of the assets (the “Allocated Portion”) of the Fund;

WHEREAS, the Fund is a separate series of the Trust having separate assets and liabilities; and

WHEREAS, the Trust and the Fund are third party beneficiaries of such arrangements;

NOW, THEREFORE, WITNESSETH: That the parties, which shall include the Trust on behalf of the Fund for the purposes of the indemnification provisions of Section 6, hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER.

(a)
Acceptance.  The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to the Allocated Portion.

(b)
Independent Contractor.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

(c)
The Sub-Adviser’s Representations.  The Sub-Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Sub-Adviser represents, warrants and agrees that it is registered as an adviser under the Investment Advisers Act of 1940, as amended.

Exhibit A

(d)
The Manager’s Representations.  The Manager represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Manager further represents, warrants and agrees that it has the authority under the Management Agreement to appoint the Sub-Adviser.   The Manager further represents and warrants that it has received a copy of Part II of the Sub-Adviser’s Form ADV.  The Manager further represents and warrants that the Fund is either (i) excluded from the definition of the term “pool” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.

(e)
Plenary authority of the Board of Trustees.  The Sub-Adviser and Manager both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

2.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

The Sub-Adviser will provide for the Fund, with respect to the Allocated Portion, a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as established by the Fund and the Manager and provided to the Sub-Adviser in writing.  The current policies, objectives and restrictions are attached hereto as Exhibit A.  From time to time, the Manager or the Fund may provide the Sub-Adviser with written copies of additional or amended investment policies, guidelines and restrictions, which shall become effective at such time as agreed upon by both parties.  The Sub-Adviser will manage the investment and reinvestment of the assets in the Allocated Portion, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Manager, consistent with the applicable investment policies, guidelines and restrictions, or any directions or instructions delivered to the Sub-Adviser in writing by the Manager or the Fund from time to time, and further subject to the plenary authority of the Fund’s Board of Trustees.  Consistent with Exhibit A, or unless otherwise directed in writing by the Manager or the Fund, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets in the Allocated Portion, including the authority to purchase, sell, cover open positions, and generally to deal in securities, options, short-term investment vehicles and other property comprising or relating to the Allocated Portion.

In addition, the Sub-Adviser will, at its own expense:

(a)
advise the Manager and the Fund in connection with investment policy decisions to be made by it regarding the Allocated Portion and, upon request, furnish the Manager and the Fund with research, economic and statistical data in connection with its management of the Allocated Portion;

(b)
submit such reports and information as the Manager or the Fund may reasonably request to assist the Fund’s custodian (the “Custodian”) in its determination of the market value of securities held in the portfolio comprising the Allocated Portion;

(c)	place orders for purchases and sales of portfolio investments for the Allocated Portion;

(d)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Allocated Portion;

Exhibit A	2

(e)
maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Manager, to the extent not maintained by the Manager or another agent of the Fund and to the extent that the Sub-Adviser has been notified in writing of the specific records it shall be required to maintain.  The Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request, provided that the Sub-Adviser shall be entitled to retain copies of such records for its own internal compliance purposes;

(f)
as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with copies of trade tickets for each transaction effected for the Allocated Portion, provide copies to the Manager and the Fund upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

(g)
as soon as practicable following the end of each calendar month, provide the Manager and the Fund with written statements showing all transactions effected for the Allocated Portion during the month (to the extent that such materials shall not already be available to the Manager and the Fund), a summary listing all investments held in the Allocated Portion as of the last day of the month, and such other information related to the Allocated Portion as the Manager or the Fund may reasonably request in connection with any accounting or marketing services that the Manager provides for the Fund.  The Manager and the Fund acknowledges that Sub-Adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(h)
absent specific instructions to the contrary provided to it by the Manager or the Fund, and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments included in the Allocated Portion in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Manager and approved by the Trust.  The Manager hereby delegates to the Sub-Adviser the Manager’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund. The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the Securities and Exchange Commission (“SEC”) under the Advisers Act.  The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, to the extent required by law and directed by the Manager in writing), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC under the Advisers Act.  The Sub-Adviser shall supply updates of this record to the Manager or any authorized representative of the Manager, or to the Fund on a quarterly basis (or more frequently, if required by law).  The Sub-Adviser shall provide the Manager and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion. The Fund may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies;

(i)
To the extent reasonably requested by the Trust, use its commercially reasonable efforts to assist the Chief Compliance Officer of the Trust as he or she may request for purposes of compliance with Rule 38a-1 under the 1940 Act, as amended (the “1940 Act”) including, without limitation, providing the Chief Compliance Officer of the Trust with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), and (b) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Advisers Act; and

Exhibit A	3

(j)
Except as permitted by the Trust’s policies and procedures, not disclose but shall treat confidentially all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades), provided that the Sub-Adviser shall be permitted to make such disclosures as are required by applicable laws and regulations, and to respond to formal requests by any securities regulator or other applicable governmental or quasi-governmental authority (SRO e.g.).  In addition, and notwithstanding anything to the contrary herein, nothing herein shall be deemed to restrict the Sub-Adviser’s ability to manage other investment portfolios (other than as restricted by Section 8 of this Agreement) which may include investments in the same securities as the Allocated Portion.

The Fund or its agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund.  The Fund or its agent will timely provide the Sub-Adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

Manager will be responsible for all class actions and lawsuits involving the Fund or securities held, or formerly held, in the Fund.  Sub-Adviser is not required to take any action or to render investment-related advice with respect to lawsuits involving the Fund, including those involving securities presently or formerly held in the Fund, or the issuers thereof, including actions involving bankruptcy.  In the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in the Fund, Sub-Adviser shall promptly forward such notices to Manager and, with the consent of the Manager, may provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.

3.	ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.  In this regard, the Manager specifically agrees that the Fund shall assume the expense of:

(a)	brokerage commissions for transactions in the portfolio investments of the Fund and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

(b)	custodian fees and expenses;

(c)	all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(d)	interest payable on any Fund borrowings.

The Sub-Adviser specifically agrees that with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services with respect to the Allocated Portion hereunder, and (ii) the reasonable costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser.  If the Manager has agreed to limit the operating expenses of the Fund, the Manager shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Manager in the Management Agreement or any other agreement to which they are parties.  Nothing herein shall be deemed to allocate any costs or expenses to the Sub-Adviser except as expressly noted in the first sentence of this paragraph.

Exhibit A	4

4.	SUB-ADVISORY FEES.

For all of the services rendered with respect to the Fund as herein provided, the Manager shall pay to the Sub-Adviser a fee (for the payment of which the Fund shall have no obligation or liability), based on the Current Net Assets of the Fund (as defined below), as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued daily and payable monthly, within fifteen (15) business days of the month-end.  In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to such Portfolio accrued to, but excluding, the date of termination shall be paid promptly following such termination.  For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean the Fund’s net assets, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed.

5.	PORTFOLIO TRANSACTIONS.

In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio.  The Sub-Adviser may take into consideration the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section.  Subject to the policies as the Board of Trustees of the Fund may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Fund or to the Sub-Adviser, and who charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution.  The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Fund.

The Manager and the Fund authorize and empower the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above.  The Sub-Adviser may, using such of the securities and other property in the Fund as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.  The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian.  The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein.  The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

Exhibit A	5

6.	LIABILITY; STANDARD OF CARE.

The Sub-Adviser, its affiliates, agents and employees, shall be indemnified by the Manager against all liabilities, losses or claims (including reasonable expenses arising out of defending such liabilities, losses or claims):

(a)
arising from Fund’s or the Manager’s directions to the Sub-Adviser or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(b)	arising from the acts or omissions of the Manager, the Custodian or the Fund, their respective affiliates, agents or employees; and

(c)
arising from the services of the Sub-Adviser hereunder for the Allocated Portion of the Fund, except for any such liability or loss which is due to the gross negligence, willful misconduct, or bad faith of the Sub-Adviser, its affiliates, agents and employees, or the Sub-Adviser’s reckless disregard of its duties and obligations.  The Sub-Adviser shall also be without liability hereunder for any action taken or omitted by it in good faith and without gross negligence.

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Exhibit A) comply with the investment policies, guidelines and restrictions of the Fund in effect as of the date hereof and such changes thereto as the parties may mutually agree from time to time; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Sub-Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of a breach by the Sub-Adviser of the investment guidelines and restrictions applicable to it, as set forth in the Fund’s current prospectus and Statement of Additional Information, copies of which have been provided to the Sub-Adviser, including any amendments thereto as to which the Sub-Adviser shall have been notified in writing at least 5 business days in advance of such amended guidelines and restrictions becoming effective on the Sub-Adviser.

However, the Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”), including the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, officers, and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was determined by a court of competent jurisdiction to have been caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Sub-Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder.

Exhibit A	6

If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary.

The provisions of this paragraph 6 shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a) This Agreement shall go into effect as to the Fund on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect for a period of two years from the date of approval by shareholders of the Fund at a meeting called for the purpose of such approval.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

(b)
This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust, by the Manager, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, upon sixty (60) days’ written notice to the Sub-Adviser, and by the Sub-Adviser upon sixty (60) days’ written notice to the Fund and the Manager.  In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees or the Manager, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund; and

(c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.  This Agreement will also terminate in the event that the Management Agreement is terminated.

8.	EXCLUSIVITY

Except as set forth herein or otherwise agreed in writing by the Manager and the Sub-Adviser, during the term of this Agreement, the Sub-Adviser shall not provide investment advisory, supervisory and other services to any investment company registered under the 1940 Act other than the Fund and any other funds that are series of the Trust.  Such exclusivity does not apply: (1) if the total contributed capital in the Allocated Portion (after giving effect to any redemptions but excluding market fluctuations) is less than $20 million; and/or (2) if the Manager engages more than five (5) sub-advisers to provide services for the Fund.

Exhibit A	7

9.	AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Fund with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged.  The Sub-Adviser agrees that (i) it will not aggregate transactions unless aggregation is consistent with its duty to seek best execution; (ii) no account will be favored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security or a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures.

10.	NO SHORTING; NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Manager agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund (which is not then subject to any good faith dispute as to whether or how much may be owed) for a period of more than thirty (30) days shall constitute a borrowing.

11.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

12.	NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser.  Such written approval shall not be unreasonably withheld by the Trust, and provided that such consent shall not be required in connection with any disclosure as may be required by applicable laws and regulations, or in instances that the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

Exhibit A	8

13.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

In addition to the foregoing, the Sub-Adviser shall timely provide to the Manager and the Chief Compliance Officer of the Trust all information, certifications and documentation that they may reasonably request as necessary or appropriate in connection with the compliance by either of them with the requirements of any applicable law.

14.	REPORTS AND ACCESS

The Sub-Adviser agrees to supply such information to the Manager and to permit such compliance inspections by the Manager or the Fund as shall be reasonably necessary to permit the Manager to satisfy its obligations and respond to the reasonable requests of the Trust.

15.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Manager and Fund about material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Sub-Adviser’s Firm.

16.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

MANAGER:	Chief Compliance Officer Balter Capital Management, LLC 125 High Street Oliver Street Tower Suite 802 Boston, MA. 02110 Attn: Victor W. Chiang

SUB-ADVISER:	Madison Street Partners, LLC 3200 Cherry Creek South Drive Suite 360 Denver, CO 80209 Attn: Drew Hayworth

TRUST/FUND:	Professionally Managed Portfolios On behalf of Balter Long/Short Equity Fund 615 East Michigan Street Milwaukee, WI 53202 Attn: Secretary

Exhibit A	9

17.	ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

18.	SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19.	CAPTIONS

The caption in this Agreement are not included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20.	GOVERNING LAW

This agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

21.	SECURITIES TRANSACTIONS

In no instance will any Fund’s portfolio securities be purchased from or sold to the Manager, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person the Trust, the Manager, the Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act, including Rule 17a-7 thereunder.

The Sub-Adviser hereby agrees that it shall not consult with any other sub-adviser to the Fund with respect to transactions in securities for the Allocated Portion or any other transactions of Fund assets.

The Sub-Adviser is authorized to engage in transactions in which the Sub-Adviser, or an affiliate of the Sub-Adviser, acts as a broker for both the Fund and for another party on the other side of the transaction (“agency cross transactions”). The Sub-Adviser shall effect any such agency cross transactions in compliance with Rule 206(3)-2 under the Advisers Act and any other applicable provisions of the federal securities laws and shall provide the Manager with periodic reports describing such agency cross transactions. By execution of this Agreement, the Manager authorizes the Sub-Adviser or its affiliates to engage in agency cross transactions, as described above. The Manager may revoke its consent at any time by written notice to the Sub-Adviser.

The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust’s portfolio holdings to any person or entity other than the Manager, the Trust’s custodian, or other persons expressly designated by the Manager.

22.	CODE OF ETHICS

The Sub-Adviser hereby represents that it has adopted policies and procedures and a code of ethics that meet the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. Copies of such policies and procedures and code of ethics and any changes or supplements thereto shall be delivered to the Manager and the Trust, and any material violation of such policies, and procedures and code of ethics by personnel of the Sub-Adviser, the sanctions imposed in response thereto, and any issues arising under such policies, and procedures and code of ethics shall be reported to the Manager and the Trust at the times and in the format reasonably requested by the Manager and the Board of Trustees.

Exhibit A	10

23.	VALUATION OF SUB-ADVISER ASSETS

The Sub-Adviser agrees to monitor the Allocated Portion daily.  As requested by the Manager, the Sub-Adviser hereby agrees to provide additional assistance to the Manager and the Trust’s pricing agents in valuing the Allocated Portion. Such assistance may include fair value pricing of portfolio securities, as requested by the Manager. The Sub-Adviser agrees that it will act, at all times, in accordance with the Trust’s valuation policies and procedures, and will provide such certifications or sub-certifications relating to its compliance with such policies and procedures as reasonably may be requested, from time to time, by the Manager or the Trust.  The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Manager to comply with their respective obligations under applicable federal securities laws and any rule or regulation thereunder.

24.	ENTIRE AGREEMENT

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

[SIGNATURE PAGE FOLLOWS]

Exhibit A	11

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

BALTER CAPITAL MANAGEMENT, LLC (Manager) By: Name: Brad Balter Title: Chief Executive Officer

MADISON STREET PARTNERS LLC (Sub-Adviser) By: Name: Drew Hayworth Title: Portfolio Manager

As a Third Party Beneficiary, and as a party for purposes of Section 6
PROFESSIONALLY MANAGED PORTFOLIOS On behalf of Balter Long/Short Equity Fund By: Name: Elaine E. Richards Title: President

Exhibit A	12

EXHIBIT A TO AGREEMENT

INVESTMENT GUIDELINES

Investment Objectives and Policies

As described in Fund’s current prospectus and SAI, dated on or about the date of this agreement, copies of which have been provided by Manager and agreed to by Sub-Adviser.

Investment Restrictions

As described in Fund’s current prospectus and SAI, dated on or about the date of this agreement, copies of which have been provided by Manager and agreed to by Sub-Adviser.

Exhibit A

SCHEDULE A

FUND AND FEES

Series of Trust	Annual Sub-Advisory Fee Rate
Balter Long/Short Equity Fund	1.00%

Exhibit A

Exhibit B

PROFESSIONALLY MANAGED PORTFOLIOS

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of the   day of _______ 2014, by and among Millrace Asset Group, Inc., a Pennsylvania S Corporation located at 1205 Westlakes Drive, Suite 375, Berwyn, PA 19312 (the “Sub-Adviser”), and Balter Liquid Alternatives, a Delaware limited liability corporation located at 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110 (the “Manager”).

WHEREAS, the Manager and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940; and

WHEREAS, Professionally Managed Portfolios, a Massachusetts business trust located at 615 East Michigan Street, Milwaukee, WI  53202 (the “Trust”), is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust has retained the Manager to perform investment advisory services for the certain fund(s) within the Trust (the “Fund” or “Funds”) under the terms of an investment advisory agreement, dated December 31, 2013, between the Manager and the Trust on behalf of the Funds (the “Management Agreement”); and

WHEREAS, the Manager, acting pursuant to the Management Agreement, wishes to retain the Sub-Adviser, and the Trust’s Board has approved the retention of the Sub-Adviser, to provide investment advisory services to a portion of the assets (the “Allocated Portion”) the Fund(s) listed on Schedule A (as it may be amended from time to time);

WHEREAS, each Fund listed in Schedule A is a separate series of the Trust having separate assets and liabilities; and

WHEREAS, the Trust and the Fund(s) are third party beneficiaries of such arrangements;

NOW, THEREFORE, WITNESSETH: That the parties, which shall include the Trust on behalf of the Fund(s) for the purposes of the indemnification provisions of Section 6, hereby agree as follows:

1.	APPOINTMENT OF SUB-ADVISER.

(a)
Acceptance.  The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to the Fund’s assets.

(b)
Independent Contractor.  The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

(c)
The Sub-Adviser’s Representations.  The Sub-Adviser represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Sub-Adviser represents, warrants and agrees that it is registered as an adviser under the Investment Advisers Act of 1940, as amended.

Exhibit B	Millrace Sub-Advisory Agreement

(d)
The Manager’s Representations.  The Manager represents, warrants and agrees that it has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.  The Manager further represents, warrants and agrees that it has the authority under the Management Agreement to appoint the Sub-Adviser.   The Manager further represents and warrants that it has received a copy of Part II of the Sub-Adviser’s Form ADV.  The Manager further represents and warrants that the Fund is either (i) excluded from the definition of the term “pool” under Section 4.5 of the General Regulations under the Commodity Exchange Act (“Rule 4.5”), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.

(e)
Plenary authority of the Board of Trustees.  The Sub-Adviser and Manager both acknowledge that the Fund is a mutual fund that operates as a series of the Trust under the authority of the Board of Trustees.

2.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

The Sub-Adviser will provide for the Fund a continuing and suitable investment program consistent with the investment policies, objectives and restrictions of the Fund, as established by the Fund and the Manager and provided to the Sub-Adviser in writing.  The current policies, objectives and restrictions are attached hereto as Exhibit A.  From time to time, the Manager or the Fund may provide the Sub-Adviser with written copies of additional or amended investment policies, guidelines and restrictions, which shall become effective at such time as agreed upon by both parties.  The Sub-Adviser will manage the investment and reinvestment of the assets in the Fund, and perform the functions set forth below, subject to the overall supervision, direction, control and review of the Manager, consistent with the applicable investment policies, guidelines and restrictions, or any directions or instructions delivered to the Sub-Adviser in writing by the Manager or the Fund from time to time, and further subject to the plenary authority of the Fund’s Board of Trustees.  Consistent with Exhibit A, or unless otherwise directed in writing by the Manager or the Fund, the Sub-Adviser shall have full discretionary authority to manage the investment of the assets in the Fund, including the authority to purchase, sell, cover open positions, and generally to deal in securities, financial and commodity futures contracts, options, short-term investment vehicles and other property comprising or relating to the Fund.

In addition, the Sub-Adviser will, at its own expense:

(a)
advise the Manager and the Fund in connection with investment policy decisions to be made by it regarding the Fund and, upon request, furnish the Manager and the Fund with research, economic and statistical data in connection with the Fund’s investments and investment policies;

(b)
submit such reports and information as the Manager or the Fund may reasonably request to assist the Fund’s custodian (the “Custodian”) in its determination of the market value of securities held in the Fund;

(c)	place orders for purchases and sales of portfolio investments for the Fund;

(d)	give instructions to the Custodian concerning the delivery of securities and transfer of cash for the Fund;

Exhibit B	2	Millrace Sub-Advisory Agreement

(e)
maintain and preserve the records relating to its activities hereunder required by applicable law to be maintained and preserved by the Manager, to the extent not maintained by the Manager or another agent of the Fund, and the Sub-Adviser hereby agrees that all records it can access for transactions effected for the Fund from its prime broker are the property of the Fund and further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request;

(f)
as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, provide the Custodian with copies of trade files for each transaction effected for the Fund, provide copies to the Manager and the Fund upon request, and will instruct its prime broker to forward to the Custodian copies of all brokerage or dealer confirmations;

(g)
provide the Manager with an online login to the Sub-Adviser’s prime brokerage account for the Fund to facilitate accessing written statements showing all transactions effected for the Fund during the month, a summary listing all investments held in the Fund as of the last day of the month, and such other information as the Manager or the Fund may reasonably require in connection with any accounting or marketing services that the Manager provides for the Fund.  The Manager and the Fund acknowledges that Sub-Adviser and Custodian may use different pricing vendors, which may result in valuation discrepancies;

(h)
absent specific instructions to the contrary provided to it by the Manager or the Fund, and subject to its receipt of all necessary voting materials, vote all proxies with respect to investments of the Fund in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Manager and approved by the Trust;  The Manager hereby delegates to the Sub-Adviser the Manager’s discretionary authority to exercise voting rights with respect to the securities and investments of the Allocated Portion of the Fund. The Sub-Adviser’s proxy voting policies shall comply with any rules or regulations promulgated by the Securities and Exchange Commission (“SEC”).  The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years (or longer, if required by law), of the Sub-Adviser’s voting procedures, of the Sub-Adviser’s actual votes, and such other information required for the Fund to comply with any rules or regulations promulgated by the SEC.  The Sub-Adviser shall supply updates of this record to the Manager or any authorized representative of the Manager, or to the Fund on a quarterly basis (or more frequently, if required by law).  The Sub-Adviser shall provide the Manager and the Fund with information regarding the policies and procedures that the Sub-Adviser uses to determine how to vote proxies relating to the Allocated Portion. The Fund may request that the Sub-Adviser vote proxies for the Allocated Portion in accordance with the Fund’s proxy voting policies;

(i)
To the extent reasonably requested by the Trust, use its best efforts to assist the Chief Compliance Officer of the Trust in respect of Rule 38a-1 under the 1940 Act, as amended (the “1940 Act”) including, without limitation, providing the Chief Compliance Officer of the Trust with (a) current copies of the compliance policies and procedures of the Sub-Adviser in effect from time to time (including prompt notice of any material changes thereto), (b) a summary of such policies and procedures in connection with the annual review thereof by the Trust required under Rule 38a-1, and (c) upon request, a certificate of the chief compliance officer of the Sub-Adviser to the effect that the policies and procedures of the Sub-Adviser are reasonably designed to prevent violation of the Federal Securities Laws (as such term is defined in Rule 38a-1); and

(j)
Except as permitted by the Trust’s policies and procedures, not disclose but shall treat confidentially all information in respect of the portfolio investments of the Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).  For the purpose of clarity, the Sub-Adviser is permitted to discuss portfolio investments of any of its other products at its discretion without any approval, acknowledgment or recourse from the Manager.

Exhibit B	3	Millrace Sub-Advisory Agreement

The Fund or its agent will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from the Fund and the cash requirements of, and cash available for investment in, the Fund.  The Fund or its agent will timely provide the Sub-Adviser with copies of monthly accounting statements for the Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.

The Sub-Adviser will be responsible for taking any action with respect to any class actions and lawsuits involving the Fund or securities held, or formerly held, in the Allocated Portion.  For the avoidance of doubt, the Sub-Adviser is hereby authorized to provide information about the Fund to third parties for purposes of participating in any settlements relating to such class actions.  In addition, in the case of notices of class action suits received by Sub-Adviser involving issuers presently or formerly held in the Fund, Sub-Adviser shall promptly forward such notices to Manager.

3.	ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder.  In this regard, the Manager specifically agrees that the Fund shall assume the expense of:

(a)	brokerage commissions for transactions in the portfolio investments of the Fund and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

(b)	custodian fees and expenses;

(c)	all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies;

(d)	interest payable on any Fund borrowings; and

(e)	brokerage commissions allocated to soft dollar accounts.

The Sub-Adviser specifically agrees that with respect to the operation of the Fund, the Sub-Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to provide its sub-advisory services to the Fund hereunder, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Sub-Adviser. If the Manager has agreed to limit the operating expenses of the Fund, the Manager shall also be solely responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit.  Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Manager in the Management Agreement or any other agreement to which they are parties.

4.	SUB-ADVISORY FEES.

For all of the services rendered with respect to the Fund as herein provided, the Manager shall pay to the Sub-Adviser a fee (for the payment of which the Fund shall have no obligation or liability), based on the Current Net Assets of the Fund (as defined below), as set forth in Schedule A attached hereto and made a part hereof.  Such fee shall be accrued daily and payable monthly, within fifteen (15) business days of the month-end.  In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to such Portfolio accrued to, but excluding, the date of termination shall be paid promptly following such termination.  For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean the Fund’s net assets, managed by the Sub-Adviser, as of the most recent preceding day for which the Fund’s net assets were computed.

Exhibit B	4	Millrace Sub-Advisory Agreement

5.	PORTFOLIO TRANSACTIONS.

In connection with the investment and reinvestment of the assets of the Fund, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund’s portfolio (the “Portfolio”) and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Portfolio.  The Sub-Adviser may take into consideration the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section.  Subject to the policies as the Board of Trustees of the Fund may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Fund or to the Sub-Adviser, and who charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution.  The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Fund.

The Manager and the Fund authorize and empower the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund and to execute for the Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above.  The Sub-Adviser may, using such of the securities and other property in the Fund as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.  The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian.  The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such purchases and sales.

The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein.  The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

Exhibit B	5	Millrace Sub-Advisory Agreement

6.	LIABILITY; STANDARD OF CARE.

The Sub-Adviser, its affiliates, agents and employees, shall be indemnified by the Manager against all liabilities, losses or claims (including reasonable expenses arising out of defending such liabilities, losses or claims):

(a)
arising from Fund’s or the Manager’s directions to the Sub-Adviser or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(b)	arising from the acts or omissions of the Manager, the Custodian or the Fund, their respective affiliates, agents or employees;

except for any such liability or loss which is due to the gross negligence, willful misconduct, or lack of good faith of the Sub-Adviser, its affiliates, agents and employees, or the Sub-Adviser’s reckless disregard of its duties and obligations.  The Sub-Adviser shall also be without liability hereunder for any action taken or omitted by it in good faith and without negligence.

The Sub-Adviser shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall (as provided in Section 2 above) comply with the investment policies, guidelines and restrictions of the Fund; shall act at all times in the best interests of the Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.  The Sub-Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Sub-Adviser in violation of Section 2 hereof.

However, the Sub-Adviser shall not be obligated to perform any service not described in this Agreement, and shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”), including the Trust on behalf of the Fund, shall indemnify and hold harmless the other party and the shareholders, directors, officers, and employees of the other party (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was determined by a court of competent jurisdiction to have been caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Sub-Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the Sub-Adviser’s obligations or duties hereunder.

If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary.

Exhibit B	6	Millrace Sub-Advisory Agreement

The provisions of this paragraph 6 shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a) This Agreement shall go into effect as to the Fund on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect for a period of two years from the date of approval by shareholders of the Fund at a meeting called for the purpose of such approval.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

(b) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust, by the Manager, or by vote of a majority of the outstanding voting securities of a Fund without the payment of any penalties, upon sixty (60) days’ written notice to the Sub-Adviser, and by the Sub-Adviser upon sixty (60) days’ written notice to the Fund and the Manager.  In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees or the Manager, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund; and

(c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.  This Agreement will also terminate in the event that the Management Agreement is terminated.

8.	EXCLUSIVITY

Except as set forth herein or otherwise agreed in writing by the Manager and the Sub-Advisor, during the term of this Agreement, the Sub-Adviser shall resign from any agreement to which the Sub-Adviser is a party before the commencement of this Agreement to provide investment advisory, supervisory and other services to any investment company registered under the 1940 Act and will not thereafter provide investment advisory, supervisory and other services to any investment company registered under the 1940 Act other than the Fund(s).  Such exclusivity is for the Sub-Advisor’s strategy, Millrace Fund, LP, and does not apply if the total contributed capital in the Allocated Portion (after giving effect to any redemptions but excluding market fluctuations) is less than $20 million; and/or (3) if the Manager engages more than five (5) sub-advisers to provide services for a Fund.

9.	AGGREGATION OF ORDERS

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of portfolio securities of the Fund with those for other accounts managed by the Sub-Adviser or its affiliates, if orders are allocated in a manner deemed equitable by the Sub-Adviser among the accounts and at a price approximately averaged.  The Sub-Adviser agrees that (i) it may aggregate transactions at its sole discretion; (ii) no account will be favored over any other account; each account participating in an aggregated order will participate at the average share price for all transactions in that security or a given business day, with transaction costs shared pro-rata based on each account’s participation in the transaction; and (iii) allocations will be made in accordance with the Sub-Adviser’s compliance policies and procedures.

Exhibit B	7	Millrace Sub-Advisory Agreement

10.	NO SHORTING; NO BORROWING

The Sub-Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Sub-Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Manager agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

11.	AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

12.	NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Adviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Fund (a) all records and other information relative to the Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser.  Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

13.	CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Sub-Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and the Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Sub-Adviser agrees to use its best efforts to assist the Trust and the Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Sub-Adviser agrees to inform the Trust of any material development related to the Fund that the Sub-Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

In addition to the foregoing, the Sub-Adviser shall timely provide to the Manager and the Chief Compliance Officer of the Trust all information, certifications and documentation that they may reasonably request as necessary or appropriate in connection with the compliance by either of them with the requirements of any applicable law.

Exhibit B	8	Millrace Sub-Advisory Agreement

14.	REPORTS AND ACCESS

The Sub-Adviser agrees to supply such information to the Manager and to permit such compliance inspections by the Manager or the Fund as shall be reasonably necessary to permit the Manager to satisfy its obligations and respond to the reasonable requests of the Trust.

15.	NOTIFICATION

The Sub-Adviser agrees that it will provide prompt notice to the Manager and Fund about material changes in the employment status of key investment management personnel involved in the management of the Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Sub-Adviser’s Firm.

16.	NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

MANAGER:	Chief Compliance Officer Balter Capital Management, LLC 125 High Street Oliver Street Tower Suite 802 Boston, MA. 02110 Attn: Victor W. Chiang

SUB-ADVISER:	Chief Compliance Officer Millrace Asset Group, Inc. 1205 Westlakes Drive Suite 375 Berwyn, PA 19312 Attn: Daniel J. Hammond

TRUST/FUND:	Professionally Managed Portfolios On behalf of Balter Long/Short Fund 615 East Michigan Street Milwaukee, WI 53202 Attn: Secretary

17.	ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

Exhibit B	9	Millrace Sub-Advisory Agreement

18.	SEVERABILITY

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19.	CAPTIONS

The caption in this Agreement are not included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

20.	GOVERNING LAW

This agreement shall be governed by, and construed in accordance with, the laws of the state of Delaware without giving effect to the conflict of laws principles of Delaware or any other jurisdiction; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

21.	SECURITIES TRANSACTIONS

In no instance will any Fund’s portfolio securities be purchased from or sold to the Manager, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person the Trust, the Manager, the Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act, including Rule 17a-7 thereunder.

The Sub-Adviser acknowledges that the Manager and the Trust may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other sub-adviser to the Fund with respect to transactions in securities for the Allocated Portion or any other transactions of Fund assets.

The Sub-Adviser is authorized to engage in transactions in which the Sub-Adviser, or an affiliate of the Sub-Adviser, acts as a broker for both the Fund and for another party on the other side of the transaction (“agency cross transactions”). The Sub-Adviser shall effect any such agency cross transactions in compliance with Rule 206(3)-2 under the Advisers Act and any other applicable provisions of the federal securities laws and shall provide the Manager with periodic reports describing such agency cross transactions. By execution of this Agreement, the Manager authorizes the Sub-Adviser or its affiliates to engage in agency cross transactions, as described above. The Manager may revoke its consent at any time by written notice to the Sub-Adviser.

The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust’s portfolio holdings to any person or entity other than the Manager, the Trust’s custodian, or other persons expressly designated by the Manager.  For the purpose of clarity, the Sub-Adviser is permitted to discuss portfolio investments of any of its other products at its discretion without any approval, acknowledgment or recourse from the Manager.

22.	CODE OF ETHICS

The Sub-Adviser hereby represents that it has adopted policies and procedures and a code of ethics that meet the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. Copies of such policies and procedures and code of ethics and any changes or supplements thereto shall be delivered to the Manager and the Trust, and any material violation of such policies, and procedures and code of ethics by personnel of the Sub-Adviser, the sanctions imposed in response thereto, and any issues arising under such policies, and procedures and code of ethics shall be reported to the Manager and the Trust at the times and in the format reasonably requested by the Manager and the Board of Trustees.

Exhibit B	10	Millrace Sub-Advisory Agreement

23.	VALUATION OF SUB-ADVISER ASSETS

The Sub-Adviser agrees to monitor the Allocated Portion and to notify the Manager or its designee on any day that the Sub-Adviser determines that a significant event has occurred with respect to one or more securities held in the Allocated Portion. As requested by the Manager, the Sub-Adviser hereby agrees to provide additional assistance to the Manager and the Trust’s pricing agents in valuing the Allocated Portion. Such assistance may include fair value pricing of portfolio securities, as requested by the Manager. The Sub-Adviser agrees that it will act, at all times, in accordance with the Trust’s valuation policies and procedures, and will provide such certifications or sub-certifications relating to its compliance with such policies and procedures as reasonably may be requested, from time to time, by the Manager or the Trust.  The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Manager to comply with their respective obligations under applicable federal securities laws and any rule or regulation thereunder.

24.	ENTIRE AGREEMENT

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

[SIGNATURE PAGE FOLLOWS]

Exhibit B	11	Millrace Sub-Advisory Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

Balter Liquid Alternatives (Manager) By: Name: Brad Balter Title: CFA, CEO

Millrace Asset Group (Sub-Adviser) By: Name: Title:

As a Third Party Beneficiary, and as a party for purposes of Section 6
PROFESSIONALLY MANAGED PORTFOLIOS On behalf of Balter Long/Short Equity Fund By: Name: Elaine E. Richards Title: President

Exhibit B	12	Millrace Sub-Advisory Agreement

EXHIBIT A TO AGREEMENT

INVESTMENT GUIDELINES

Investment Objectives and Policies

As described in Fund’s current prospectus and SAI provided by Manager and as agreed to by Sub-Adviser.

Investment Restrictions

As described in Fund’s current prospectus and SAI provided by Manager and as agreed to by Sub-Adviser.

Exhibit B	Millrace Sub-Advisory Agreement

SCHEDULE A

FUNDS AND FEES

Series of Professionally Managed Portfolios	Annual Sub-Advisory Fee Rate
Balter Long Short Equity Fund	1.00%

Exhibit B	Millrace Sub-Advisory Agreement

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *voting number* found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-591-6309 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

Balter Long/Short Equity Fund

The undersigned, revoking prior proxies, hereby appoints Eric C. VanAndel and Elaine E. Richards, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Balter Long/Short Equity Fund. (the "Fund") to be held at the offices of the Fund's administrator, U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Glendora, California 91741, on Friday, April 11, 2014, at 9:00 a.m., Pacific time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-591-6309. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 11, 2014. The proxy statement for this meeting is available at:

proxyonline.com/docs/balter2014.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Balter Long/Short Equity Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]